THE GCG TRUST

                              PROSPECTUS SUPPLEMENT

                               DATED JULY 12, 2002

                          SUPPLEMENT TO THE PROSPECTUS

                              DATED MAY 1, 2002 FOR

                                  THE GCG TRUST
                                  -------------

YOU SHOULD KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS.

THE FOLLOWING CHANGES TO THE PROSPECTUS WILL BE EFFECTIVE AS OF JULY 12, 2002:

THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES IN ITS ENTIRETY THE SECOND PARAGRAPH CONTAINED IN THE SECTION OF THE GCG TRUST'S PROSPECTUS ENTITLED "OVERALL MANAGEMENT OF THE TRUST - THE ADVISER:"

DSI, subject to the supervision of the Board of Trustees of the GCG Trust, acts as a "manager-of-managers" for the Trust, and oversees the Trust's day-to-day management of the investments of each portfolio. DSI delegates to portfolio managers the responsibility for day-to-day management of the investments of each portfolio, subject to DSI's oversight. DSI also recommends the appointment of additional or replacement portfolio managers to the Trust's Trustees. On May 24, 2002, the Trust and DSI received exemptive relief from the SEC to permit DSI, with the approval of the Board of Trustees, to replace a non-affiliated portfolio manager for a portfolio, as well as change the terms of a non-affiliated portfolio management agreement, without submitting the portfolio management agreement to a vote of the portfolio's shareholders. On July 10, 2002, shareholders approved the manager-of-managers arrangement for the Trust. The Trust will notify shareholders of any change in the identity of the portfolio manager of a portfolio and will change the name of the portfolio when applicable. The GCG Trust pays an advisory fee to DSI for its services. Out of this advisory fee, DSI in turn pays the portfolio managers their respective portfolio management fee.

THE FOLLOWING CHANGES TO THE PROSPECTUS WILL BE EFFECTIVE AS OF JULY 31, 2002:

THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES IN ITS ENTIRETY ANY REFERENCE TO THE "CAPITAL APPRECIATION PORTFOLIO" CONTAINED IN THE SECTIONS OF THE GCG TRUST'S PROSPECTUS ENTITLED "PORTFOLIOS AT A GLANCE - CAPITAL APPRECIATION" AND "DESCRIPTION OF THE PORTFOLIOS - CAPITAL APPRECIATION PORTFOLIO:"

                  "Equity Opportunity Portfolio"

THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES IN ITS ENTIRETY ANY REFERENCE TO "A I M CAPITAL MANAGEMENT, INC." AS THE PORTFOLIO MANAGER OF THE CAPITAL APPRECIATION PORTFOLIO CONTAINED IN THE SECTIONS OF THE GCG TRUST'S PROSPECTUS ENTITLED "PORTFOLIOS AT A GLANCE - CAPITAL APPRECIATION" AND "DESCRIPTION OF THE PORTFOLIOS - CAPITAL APPRECIATION PORTFOLIO- PORTFOLIO MANAGER:"

                  "Jennison Associates LLC"

THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES IN ITS ENTIRETY THE SECTION OF THE GCG TRUST'S PROSPECTUS ENTITLED "DESCRIPTION OF THE PORTFOLIOS- CAPITAL APPRECIATION PORTFOLIO -PRINCIPAL INVESTMENT STRATEGY:"

"The Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in attractively valued equity securities of companies with current or emerging earnings growth the Portfolio Manager believes to be not fully appreciated or recognized by the market.

The Portfolio also may invest in preferred stocks and debt instruments that are consistent with its investment objective. The Portfolio also may invest up to 25% of its assets in foreign securities.

The Portfolio Manager uses a research-based multi-cap opportunistic approach that seeks to identify attractively valued equity securities with favorable earnings prospects and attractive valuations. The Portfolio Manager looks for investments that offer attractive reward to risk relationships as well as catalysts for fundamental change that could create strong return potential. Stocks can be poised for potential appreciation due to positive turns in the industry cycle or to "earnings catalysts," including:

     o    Corporate restructuring;

     o    New product development;

     o    Management focus on increasing shareholder value;

     o    Improving balance sheets and cash flow.

The Portfolio Manager usually sells or reduces holdings in a particular security when it believes: a stock's long-term price objective has been achieved; a more attractive security has been identified; the reward to risk relationship of a stock is no longer favorable; negative industry and/or company fundamentals have developed.

In anticipation of, or in response to, adverse market conditions or for cash management purposes, the Portfolio may hold all or a portion of its assets in cash, money market securities, bonds or other debt securities. As a result, the Portfolio may not achieve its investment objective.

THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES IN ITS ENTIRETY THE SECTION OF THE GCG TRUST'S PROSPECTUS ENTITLED "DESCRIPTION OF THE PORTFOLIOS-CAPITAL APPRECIATION PORTFOLIO-PRINCIPAL RISKS:"

Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

     o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

     o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

     o VALUE INVESTING RISK. Undervalued stocks may not realize their perceived value for extended periods of time. Value stocks may respond differently to market and other developments than other types of stocks. Value stocks typically underperform when other investing styles, such as growth investing, are in favor.

     o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United Sates, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs may be higher than those involved in domestic transactions.

     o DERIVATIVE RISK. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid."

THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES IN ITS ENTIRETY THE INFORMATION CONTAINED IN THE SECTION OF THE GCG TRUST'S PROSPECTUS ENTITLED "DESCRIPTION OF THE PORTFOLIOS -CAPITAL APPRECIATION PORTFOLIO - MORE ON THE PORTFOLIO MANAGER:"

"Jennison Associates LLC ("Jennison") has managed the Portfolio since July 31,2002. Jennison is a registered investment adviser and wholly owned subsidiary of Prudential Investment Management, Inc. ("PIM"), located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIM is a wholly owned subsidiary of Prudential Asset Management Holding Company, Inc., which is a wholly owned subsidiary of Prudential Financial, Inc. The address of Jennison is 466 Lexington Avenue, New York, New York 10017. As of December 31, 2001, Jennison managed approximately $62 billion in assets. The following persons at Jennison are primarily responsible for the day-to-day investment decisions of the Portfolio:

NAME                    POSITION AND RECENT BUSINESS EXPERIENCE
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
Mark G. DeFranco        Vice President of Jennison.  Mr. DeFranco has been associated with
                        Jennison since 1998.  Prior to joining Jennison, he served as an analyst and portfolio manager with Pomboy Capital, as an analyst at
                        Comstock Partners, and as a member of the equity research sales division of Salomon Brothers.

Brian M. Gillot         Vice President of Jennison.  Prior to joining Jennison in 1998, Mr.
                        Gillot served as an analyst with Soros Fund Management and as an analyst at Goldman Sachs & Co."